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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported) September 24, 2002


                               IndyMac ABS, Inc.
       ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




          Delaware                              333-47158                       95-4685267
----------------------------                   ------------                -------------------
(State or Other Jurisdiction                   (Commission                   (I.R.S. Employer
      of Incorporation)                        File Number)                Identification No.)


    155 North Lake Avenue
    Pasadena, California                                                          91101
----------------------------                                                    ----------
    (Address of Principal                                                       (Zip Code)
     Executive Offices)


Registrant's telephone number, including area code (800) 699-2300
                                                   --------------
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Item 5.  Other Events.
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Description of the Mortgage Pool*
--------------------------------


     IndyMac ABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of September 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and master servicer, and Deutsche Bank National Trust Company, as trustee, providing for the issuance of the Company's Home Equity Mortgage Loan Asset-Backed Certificates, Series SPMD 2002-B.











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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated September 26, 2002 and the Prospectus Supplement dated September 26, 2002 of IndyMac ABS, Inc., relating to its Home Equity Mortgage Loan Asset-Backed Certificates, Series SPMD 2002-B.


                                      2


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         Mortgage Loan Statistics
         ------------------------

     For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Initial Mortgage Loans and the Subsequent Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Initial Mortgage Loans and the Subsequent Mortgage Loans as of the applicable Cut-off Date. The sum of the columns may not equal the respective totals due to rounding. The Tables, which are listed as Exhibit 99.1 hereto, are filed on Form SE dated October 1, 2002.


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (a) Not applicable.

          (b) Not applicable.

          (c) Exhibits:

                    99.1      Tables filed on Form SE dated October 1, 2002.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INDYMAC ABS, INC.


                                     By:  /s/ Blair Abernathy
                                          -------------------
                                          Name:  Blair Abernathy
                                          Title:  Executive Vice President,
                                                    Capital Markets



Dated:  October 8, 2002

Exhibit Index
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Exhibit
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99.1      Salomon Smith Barney Inc. Computational Materials filed on Form SE dated October 1, 2002.